OAK ASSOCIATES FUNDS

White Oak Select Growth Fund (WOGSX)

Pin Oak Equity Fund (POGSX)

Rock Oak Core Growth Fund (RCKSX)

River Oak Discovery Fund (RIVSX)

Red Oak Technology Select Fund (ROGSX)

Black Oak Emerging Technology Fund (BOGSX)

Live Oak Health Sciences Fund (LOGSX)

SUPPLEMENT DATED August 6, 2014

TO THE SAI DATED FEBRUARY 28, 2014

This supplement provides new and additional information that replaces information contained in the SAI and should be read in conjunction with the SAI.

Effective August 6, 2014, the information below replaces Rhonda Mills, Vice President and Secretary in its entirety under the heading “Trust Officers” on page 25 of the SAI:

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VALERIE L. RUPPEL (DOB 10/11/1976) – Vice President and Secretary (since 2014) – Associate Counsel at ALPS Fund Services, Inc. since 2014. In-house counsel at Great-West Financial from 2009 to 2014.  Corporate Paralegal at Great-West Financial from 2007 to 2009.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.